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                                                                    EXHIBIT 10.1

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           CREDIT AGREEMENT AND WAIVER



         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "AMENDMENT") made and entered into as of March 31, 1999 (the "EFFECTIVE DATE"), by and among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), the Lenders signatory to the Credit Agreement referred to below (the "LENDERS"), and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 26, 1998 (as heretofore amended, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement as amended by this Amendment), whereby the Lenders have agreed to make certain loans and other financial accommodations to the Company, subject to the terms, covenants and conditions contained in the Credit Agreement; and

         WHEREAS, the Company has requested that the Agent and the Lenders agree to modify certain terms of the Credit Agreement and that the Agent and the Lenders grant certain waivers relating to the Credit Agreement, and the Agent and the Lenders are willing to agree to such modifications and to grant certain waivers, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. WAIVER OF CERTAIN DEFAULTS OF EVENTS OF DEFAULT. (a) Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive:

                           (1) any Default or Event of Default which has occurred solely as a result of the Company's failure to comply with the financial covenant in Section 6.18 of the Credit Agreement for the fiscal quarter ended June 30, 1998;

                           (2) any Default or Event of Default which has occurred or may arise under Section 5.01 of the Credit Agreement solely as a result of the Company's failure to deliver the financial statements and other financial reports required to be delivered under
         Section 5.01 of the Credit Agreement on or before March 31, 1999; and

                           (3) any Default or Event of Default which has occurred under Section 5.02 solely as a result of the Company's failure to pay the Internal Revenue Service the $750,000 tax payment due on March 15, 1999, provided such tax payment is paid in full on or before April 15, 1999. Failure of the Company to pay in full such tax payment on or before April 15, 1999 will constitute an Event of Default under the Credit Agreement.

                  (b) Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby agree to extend the date for delivery of the financial statements required to be delivered pursuant to Section 5.01(a) for the month ending March 31, 1999 to May 15, 1999.

                  (c) The aforesaid waivers relate solely to the aforesaid Defaults or Events of Default and nothing in this Amendment is intended or shall be construed to be a waiver by the Agent or the Lenders of any other Default of Event of Default which may now or hereafter exist under the Credit Agreement or any other Financing Document.

         2.       AMENDMENT TO CREDIT AGREEMENT.

                  (a) Subject to the terms and conditions of this Amendment,
Section 1.01 of the Credit Agreement will be amended by adding thereto each of the following definitions:

                           "INDEX RATE APPLICABLE MARGIN" means (i) 4.00% per
                  annum from and including April 1, 1999 to but excluding July 1, 1999 (the "Initial Adjustment Date"), and (ii) commencing on the Initial Adjustment Date and on the first Business Day of each calendar quarter thereafter, provided that the Company shall have timely delivered to the Agent the financial statements required to be delivered pursuant to Section 5.01(a) for the second month in the preceding calendar quarter (each an "Adjustment Date"), the per annum interest rate margin shall be that set forth below opposite the Leverage Ratio determined from such financial statements:

            LEVERAGE RATIO                         APPLICABLE MARGIN
                > 3.50x                                  4.00%
                <= 3.50 but                              3.75%
                >= 3.25x
                < 3.25x                                  3.50%

                  Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Index Rate Applicable Margin shall be the highest rate specified in the table above.

                           "LIBOR APPLICABLE MARGIN" means (i) 4.00% per annum
                  from and including April 1, 1999 to but excluding July 1, 1999 (the "Initial


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                  Adjustment Date"), and (ii) commencing on the Initial
                  Adjustment Date and on the first Business Day of each calendar quarter thereafter, provided that the Company shall have timely delivered to the Agent the financial statements required to be delivered pursuant to Section 5.01(a) for the second month of the preceding calendar quarter (each an "Adjustment Date"), the per annum interest rate margin shall be that set forth below opposite the Leverage Ratio determined from such financial statements:

            LEVERAGE RATIO                         APPLICABLE MARGIN
                > 3.50x                                  4.00%
               <= 3.50 but                               3.75%
               >= 3.25x
                < 3.25x                                  3.50%

                  Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the LIBOR Applicable Margin shall be the highest rate specified in the table above.


                           "PRIME RATE APPLICABLE MARGIN" means (i) 1.25% per
                  annum from and including April 1, 1999 to but excluding July 1, 1999 (the "Initial Adjustment Date"), and (ii) commencing on the Initial Adjustment Date and on the first Business Day of each calendar quarter thereafter, provided that the Company shall have timely delivered to the Agent the financial statements required to be delivered pursuant to Section 5.01(a) for the second month of the preceding calendar quarter (each an "Adjustment Date"), the per annum interest rate margin shall be that set forth below opposite the Leverage Ratio determined from such financial statements:

            LEVERAGE RATIO                         APPLICABLE MARGIN
                > 3.50x                                  1.25%
                <= 3.50 but                              1.00%
                >= 3.25x
                < 3.25x                                  0.75%

                  Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Prime Rate Applicable Margin shall be the highest rate specified in the table above.

                  (b) Subject to the terms and conditions of this Amendment,
                  Section 2.03(b)(i) is


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                  amended to read as follows:

                           (b)(i) The Company shall be obligated to pay interest
                  to the Lenders on the outstanding principal balance of each Revolving Credit Loan from the date such Revolving Credit Loan is made until such Revolving Credit Loan is repaid in full. Except as provided in paragraph (d) below, interest on the principal balance of all Revolving Credit Loans outstanding from the Closing Date through April 1, 1999 shall accrue at a floating rate per annum equal, at the Company's option, to one of: (i) the Index Rate plus three and one-quarter percentage points (3.25%), (ii) Adjusted LIBOR plus three and one-quarter percentage points (3.25%), or (iii) the Prime Rate plus one-half of one percentage point (.50%), and interest on the principal balance of all Revolving Credit Loans outstanding on or after April 1, 1999 shall accrue at a floating rate per annum equal, at the Company's option, to one of: (i) the Index Rate plus the Index Rate Applicable Margin, (ii) Adjusted LIBOR plus the LIBOR Applicable Margin, or (iii) the Prime Rate plus the Prime Rate Applicable Margin.

                  (c) Subject to the terms and conditions of this Amendment,
Section 6.14 of the Credit Agreement is amended to read as follows:

                           SECTION 6.14. CAPITAL EXPENDITURES. The aggregate
                  amount of Capital Expenditures for any Fiscal Year (other than the Fiscal Year ending December 31, 1999) shall not exceed 4% of Consolidated Revenue for such year, and the aggregate amount of Capital Expenditures for the Fiscal Year ending December 31, 1999 shall not exceed $2,000,000; provided that the purchase price for the additional office condominium purchased by the Company in the 1998 Fiscal Year located at 4200 Northside Parkway, Atlanta, Georgia, in the amount of $472,000, shall be excluded for purposes of this Section 6.14.

                  (d) Subject to the terms and conditions of this Amendment,
Section 6.16 of the Credit Agreement is amended to read as follows:

                           SECTION 6.16. LEVERAGE. At no time shall the ratio of
                  (i) Consolidated Total Debt at such time to (ii) Adjusted EBITDA for the four consecutive fiscal quarters then most recently ended (considered as a single accounting period; provided that for the purposes of compliance on any date prior to the date that four complete fiscal quarters have elapsed since the Initial Closing Date, Adjusted EBITDA for the relevant period shall equal the sum of Adjusted EBITDA for each fiscal quarter completed since the Initial Closing Date, annualized), exceed 3.50 to 1.0; provided further that during the Fiscal Year ending December 31, 1999, the ratio of (i) Consolidated Total Debt at such time to (ii) EBITDA for the four fiscal quarters then most recently ended shall not exceed the ratio set forth below for the periods occurring during such Fiscal Year:


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
                                 Period                             Ratio
                                 ------                             -----

                        January 1, 1999 through                     4.00:1.00
                             June 30, 1999
                        July 1, 1999 through                        3.75:1.00
                             December 31, 1999

                  (e) Subject to the terms and conditions of this Amendment,
Section 6.17 of the Credit Agreement is amended to read as follows:

                           SECTION 6.17. MINIMUM EBITDA. At no time during any
                  period specified below arising after the Closing Date, shall EBITDA for the four consecutive fiscal quarters then most recently ended (or, in the case of any fiscal quarter ending prior to the first anniversary of the Initial Closing Date, for the period commencing on the Initial Closing Date and ending on the last day of such fiscal quarter), considered as a single accounting period, be less than the corresponding amount set forth below:

                  Fiscal Quarter Ending                       Amount
                  ---------------------                       ------

                  3/31/98                                  $ 5,500,000
                  6/30/98                                    7,000,000
                  9/30/98                                    8,000,000
                  12/31/98                                   9,000,000
                  3/31/99                                   13,000,000
                  6/30/99                                   13,000,000
                  9/30/99                                   13,000,000
                  All times thereafter                      15,500,000


                  (f) Subject to the terms and conditions of this Amendment,
Section 6.18 of the Credit Agreement is amended to read as follows:

                           SECTION 6.18. INTEREST COVERAGE. The Company shall
                  not permit the ratio, calculated on the last day of any fiscal quarter for the number of consecutive fiscal quarters then most recently ended since the Initial Closing Date (considered as a single accounting period, but not to exceed four quarters), of (i) Consolidated Free Cash Flow to (ii) the aggregate interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expenses in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period, to be less than the ratio set forth below for the period in which the last day of such fiscal


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quarter shall occur:

                             Period                                      Ratio
                             ------                                      -----

                    Closing Date through                                 3.00:1.00
                             March 31, 1999
                    April 1, 1999 through                                2.40:1.00
                           June 30, 1999
                    July 1, 1999 through                                 2.00:1.00
                           September 30, 1999
                    October 1, 1999 through                              2:30.1:00
                           December 31, 1999
                    January 1, 2000 and thereafter                       3.00:1.00

         3. NO OTHER WAIVERS OR AMENDMENTS. Except for the waivers and amendments expressly set forth and referred to in Section 1 and Section 2 above, respectively, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Company's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Agent's security interests in, security titles to or other liens on any Collateral for the Obligations.

         4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Company, (b) no Default or Event of Default has occurred and is continuing as of this date, other than the Defaults or Events of Default waived in this Amendment, and (c) except to the extent disclosed to NationsCredit in writing on or prior to the date hereof, all of the representations and warranties made by the Company in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Company of its representations and warranties contained in this Section 4 shall be an Event of Default for all purposes of the Credit Agreement.

         5. RATIFICATION. The Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by the Company in connection therewith (including without limitation the other Financing Documents to which the Company is a party), effective as of the date hereof.

         6. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company as against the Agent or any Lender with respect to the obligations of the Company to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

         7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the

Effective Date, subject to the satisfaction of the following conditions:

                  (a) the receipt by the Agent on or prior to the Effective Date of this Amendment, duly executed, completed and delivered by the Agent, the Lenders and the Company; and

                  (b) the receipt on or prior to the Effective Date by the Agent of such other documents, certificates, lien searches, instruments and opinions of counsel as the Agent may reasonably request.

         8. REIMBURSEMENT OF EXPENSES. The Company hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         10. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         12. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       HORIZON MEDICAL PRODUCTS, INC.


                                       By:
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------


                                       LENDER AND AGENT:

                                       NATIONSCREDIT COMMERCIAL
                                       CORPORATION


                                       By:
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------

                                 ACKNOWLEDGMENT

         The undersigned Credit Parties hereby acknowledge and consent to, and agree to the terms of, the foregoing Second Amendment to Amended and Restated Credit Agreement and Waiver, and ratify and confirm their respective obligations under the Financing Documents.

         This 31st day of March, 1999.


                                       HORIZON ACQUISITION CORP.


                                       By:
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------


                                       STRATO/INFUSAID, INC.


                                       By:
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------


                                       STEPIC CORPORATION


                                       By:
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------